EXHIBIT 99.1

Adaptive Biotechnologies Reports Third Quarter 2025 Financial Results

SEATTLE, Nov. 05, 2025 (GLOBE NEWSWIRE) – Adaptive Biotechnologies Corporation (“Adaptive Biotechnologies”) (Nasdaq: ADPT), a commercial stage biotechnology company that aims to translate the genetics of the adaptive immune system into clinical products to diagnose and treat disease, today reported financial results for the quarter ended September 30, 2025.

“Our third quarter results reflect another period of strong growth and financial progress,” said Chad Robins, chief executive officer and co-founder of Adaptive Biotechnologies. “Our MRD business has reached a major inflection point, having achieved both profitability and cash flow positivity, driven by disciplined execution and accelerating adoption of clonoSEQ. With strong momentum in MRD and good progress in our Immune Medicine programs, we’re well positioned for sustained growth and long-term value creation.”

Recent Highlights

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Revenue for the third quarter of 2025 was $94.0 million, which includes $33.7 million recognized upon the full amortization of payments previously received under the terminated Genentech Agreement.
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The MRD business, which contributed 60% of revenue, grew 52% versus the third quarter of 2024.
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The MRD business achieved cash flow positivity in the third quarter of 2025 and continued profitability with Adjusted EBITDA of $7.0 million.
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clonoSEQ test volume in the third quarter of 2025 grew 38% to 27,111 tests delivered versus the third quarter of 2024.
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NCCN guidelines were updated in CLL to incorporate MRD-guided treatment duration.
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Recognized $6.5 million in MRD pharma regulatory milestone revenue.
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Raising full year 2025 MRD revenue guidance to a new range of $202 million to $207 million, implying annual growth of 39% to 42%.
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Reducing total company full year 2025 range for operating spend and annual cash burn.

Third Quarter 2025 Financial Results

Revenue was $94.0 million for the quarter ended September 30, 2025, representing a 102% increase from the third quarter in the prior year. This includes $33.7 million of Immune Medicine revenue recognized upon the full amortization of payments previously received under the Genentech Agreement, which was terminated in August 2025. Excluding revenue from the Genentech Agreement for all periods, revenue was $60.2 million for the quarter ended September 30, 2025, representing a 40% increase from the third quarter in the prior year. MRD revenue was $56.8 million for the quarter, representing a 52% increase from the third quarter in the prior year. Immune Medicine revenue was $3.4 million for the quarter, excluding revenue from the Genentech Agreement.

Operating expenses for the third quarter of 2025 were $83.7 million, compared to $79.1 million in the third quarter of the prior year, representing an increase of 6%.

Interest and other income, net was $2.2 million for the third quarter of 2025, compared to $3.5 million in the third quarter of the prior year. Interest expense from our revenue interest purchase agreement was $3.0 million in the third quarter of 2025, compared to $2.9 million in the third quarter of the prior year.

Net income was $9.5 million for the third quarter of 2025, compared to a net loss of $32.1 million for the same period in 2024. Excluding revenue from the Genentech Agreement for all periods, net loss was $24.2 million for the third quarter of 2025, compared to a net loss of $35.6 million for the same period in 2024.

Adjusted EBITDA (non-GAAP) was $28.0 million for the third quarter of 2025, compared to a loss of $14.3 million for the third quarter of the prior year. Excluding revenue from the Genentech Agreement for all periods, Adjusted EBITDA was a loss of $5.8 million for the third quarter of 2025, compared to a loss of $17.8 million for the third quarter of the prior year.

Cash, cash equivalents and marketable securities was $216.8 million as of September 30, 2025.

2025 Updated Financial Guidance

Adaptive Biotechnologies expects full year revenue for the MRD business to be between $202 million and $207 million, updated from the previous range between $190 million and $200 million. No revenue guidance is provided for the Immune Medicine business.

We expect full year total company operating expenses, including cost of revenue, to be between $335 million and $340 million, updated from the previous range between $335 million and $345 million.

We expect full year total company cash burn to be between $45 million and $50 million, updated from the previous range between $45 million and $55 million.

Management will provide further details on the outlook during the conference call.

Webcast and Conference Call Information

Adaptive Biotechnologies will host a conference call to discuss its third quarter 2025 financial results after market close on Wednesday, November 5, 2025 at 4:30 PM Eastern Time. The conference call can be accessed at http://investors.adaptivebiotech.com. The webcast will be archived and available for replay at least 90 days after the event.

About Adaptive Biotechnologies

Adaptive Biotechnologies (“we” or “our”) is a commercial-stage biotechnology company focused on harnessing the inherent biology of the adaptive immune system to transform the diagnosis and treatment of disease. We believe the adaptive immune system is nature’s most finely tuned diagnostic and therapeutic for most diseases, but the inability to decode it has prevented the medical community from fully leveraging its capabilities. Our proprietary immune medicine platform reveals and translates the massive genetics of the adaptive immune system with scale, precision and speed. We apply our platform to partner with biopharmaceutical companies, inform drug development, and develop clinical diagnostics across our two business segments: Minimal Residual Disease (MRD) and Immune Medicine. Our commercial products and clinical pipeline enable the diagnosis, monitoring, and treatment of diseases such as cancer and autoimmune disorders. Our goal is to develop and commercialize immune-driven clinical products tailored to each individual patient.

Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts and other matters regarding our business strategies, use of capital, results of operations and financial position and plans and objectives for future operations.

In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

Use of Non-GAAP Financial Measure

To supplement our unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), this press release also includes references to Adjusted EBITDA, which is a non-GAAP financial measure that we define as net income (loss) attributable to Adaptive Biotechnologies Corporation adjusted for interest and other income, net, interest expense, income tax (expense) benefit, depreciation and amortization expense, impairment costs for long-lived assets, restructuring expense and share-based compensation expense. We define our segment Adjusted EBITDA in the same way to the extent the net income (loss) attributable to Adaptive Biotechnologies Corporation and adjustments are allocable to each segment. We have provided reconciliations of net income (loss) attributable to Adaptive Biotechnologies Corporation, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this press release.

Management uses Adjusted EBITDA, including segment Adjusted EBITDA, to evaluate the financial performance of our business and segments and to evaluate the effectiveness of our strategies. We present these figures because we believe it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry and it facilitates comparisons on a consistent basis across reporting periods. Further, we believe it is helpful in highlighting trends in our operating results because it excludes items that are not indicative of our core operating performance.

Adjusted EBITDA, including segment Adjusted EBITDA, has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. We may in the future incur expenses similar to the adjustments we make. In particular, we expect to incur meaningful share-based compensation expense in the future. Other limitations include that Adjusted EBITDA, including segment Adjusted EBITDA, does not reflect:

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all expenditures or future requirements for capital expenditures or contractual commitments;
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changes in our working capital needs;
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interest expense, which is an ongoing element of our costs to operate;
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income tax (expense) benefit, which may be a necessary element of our costs and ability to operate;
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the costs of replacing the assets being depreciated and amortized, which will often have to be replaced in the future;
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the noncash component of employee compensation expense;
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long-lived assets impairment costs; and
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the impact of earnings or charges resulting from matters we consider not to be reflective, on a recurring basis, of our ongoing operations, such as our restructuring activities and reductions in workforce.

In addition, Adjusted EBITDA, including segment Adjusted EBITDA, may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

ADAPTIVE INVESTORS
Karina Calzadilla, Vice President, Investor Relations

201-396-1687
investors@adaptivebiotech.com

ADAPTIVE MEDIA
Erica Jones, Associate Corporate Communications Director

206-279-2423
media@adaptivebiotech.com

Adaptive Biotechnologies

Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$93,973	$46,435	$205,295	$131,498
Operating expenses
Cost of revenue	18,157	16,667	53,135	54,035
Research and development	23,669	24,163	72,006	79,761
Sales and marketing	23,470	20,551	70,090	63,184
General and administrative	17,959	17,258	53,144	54,750
Amortization of intangible assets	428	428	1,270	1,275
Impairment of long-lived assets	—	—	—	7,205
Total operating expenses	83,683	79,067	249,645	260,210
Income (loss) from operations	10,290	(32,632)	(44,350)	(128,712)
Interest and other income, net	2,226	3,474	7,296	11,462
Interest expense	(2,971)	(2,939)	(8,824)	(8,628)
Net income (loss)	9,545	(32,097)	(45,878)	(125,878)
Add: Net loss (income) attributable to noncontrolling interest	1	26	(42)	78
Net income (loss) attributable to Adaptive Biotechnologies Corporation	$9,546	$(32,071)	$(45,920)	$(125,800)
Net income (loss) per share attributable to Adaptive Biotechnologies Corporation common shareholders, basic and diluted	$0.06	$(0.22)	$(0.30)	$(0.86)
Weighted-average shares used in computing net income (loss) per share attributable to Adaptive Biotechnologies Corporation common shareholders
Basic	152,432,307	147,516,398	151,248,398	146,908,234
Diluted	163,162,107	147,516,398	151,248,398	146,908,234

Adaptive Biotechnologies

Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$55,034	$47,920
Short-term marketable securities (amortized cost of $157,524 and $174,186, respectively)	157,735	174,374
Accounts receivable, net	44,821	41,731
Inventory, net	9,933	8,440
Prepaid expenses and other current assets	13,912	11,287
Total current assets	281,435	283,752
Long-term assets
Property and equipment, net	37,498	48,616
Operating lease right-of-use assets	41,988	45,767
Long-term marketable securities (amortized cost of $4,037 and $33,682, respectively)	4,037	33,660
Restricted cash	2,689	2,897
Intangible assets, net	2,155	3,425
Goodwill	118,972	118,972
Other assets	1,836	2,287
Total assets	$490,610	$539,376
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$10,267	$7,265
Accrued liabilities	7,205	8,157
Accrued compensation and benefits	12,681	15,838
Current portion of operating lease liabilities	9,442	10,239
Current portion of deferred revenue	41,337	55,689
Current portion of revenue interest liability, net	2,429	865
Total current liabilities	83,361	98,053
Long-term liabilities
Operating lease liabilities, less current portion	72,361	79,148
Deferred revenue, less current portion	1,206	27,256
Revenue interest liability, net, less current portion	129,409	132,414
Other long-term liabilities	20	20
Total liabilities	286,357	336,891
Commitments and contingencies
Shareholders’ equity
Preferred stock: $0.0001 par value, 10,000,000 shares authorized at September 30, 2025 and December 31, 2024; no shares issued and outstanding at September 30, 2025 and December 31, 2024	—	—
Common stock: $0.0001 par value, 340,000,000 shares authorized at September 30, 2025 and December 31, 2024; 152,581,042 and 147,773,744 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	15	14
Additional paid-in capital	1,553,953	1,506,353
Accumulated other comprehensive gain	211	166
Accumulated deficit	(1,349,744)	(1,303,824)
Total Adaptive Biotechnologies Corporation shareholders’ equity	204,435	202,709
Noncontrolling interest	(182)	(224)
Total shareholders’ equity	204,253	202,485
Total liabilities and shareholders’ equity	$490,610	$539,376

Adjusted EBITDA

The following is a reconciliation of net income (loss) attributable to Adaptive Biotechnologies Corporation, the most directly comparable GAAP financial measure, to Adjusted EBITDA for the periods presented (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) attributable to Adaptive Biotechnologies Corporation	$9,546	$(32,071)	$(45,920)	$(125,800)
Interest and other income, net	(2,226)	(3,474)	(7,296)	(11,462)
Interest expense	2,971	2,939	8,824	8,628
Depreciation and amortization expense	4,405	4,591	13,638	14,808
Impairment of long-lived assets	—	—	—	7,205
Restructuring expense	—	193	—	1,917
Share-based compensation expense	13,257	13,522	38,763	40,778
Adjusted EBITDA	$27,953	$(14,300)	$8,009	$(63,926)

Segment Information (Including Segment Adjusted EBITDA)

The following sets forth segment information for the periods presented (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
MRD:
Revenue	$56,788	$37,470	$150,447	$105,380
Adjusted EBITDA	6,965	(6,120)	4,766	(34,668)
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	$(2,042)	$(15,068)	$(21,460)	$(65,405)
Depreciation and amortization expense	2,470	2,428	7,588	7,733
Impairment of long-lived assets	—	—	—	2,819
Restructuring expense	—	167	—	1,195
Share-based compensation expense	6,537	6,353	18,638	18,990
Adjusted EBITDA	$6,965	$(6,120)	$4,766	$(34,668)

Immune Medicine:
Revenue	$37,185	$8,965	$54,848	$26,118
Adjusted EBITDA	23,706	(5,212)	12,191	(19,172)
Reconciliation of Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$17,537	$(11,724)	$(6,299)	$(44,545)
Depreciation and amortization expense	1,502	1,728	4,760	5,777
Impairment of long-lived assets	—	—	—	4,386
Restructuring expense	—	26	—	722
Share-based compensation expense	4,667	4,758	13,730	14,488
Adjusted EBITDA	$23,706	$(5,212)	$12,191	$(19,172)